SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 18, 2002

Zeta Corporation

(Exact name of registrant as specified in its charter)

Florida

000-29819

58-2349413

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification Number)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia

V6J 1G1

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:   (604) 659-5005

ITEM 1. Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

None.

ITEM 5.  Other Events.

At a board of directors meeting held on December 18th, 2002, the Company’s Board of Directors agreed to issue 1,920,000 restricted shares of its common stock at a price of $0.05 per share in exchange for satisfaction of a debt owed to Harmel S. Rayat, a director of the Company.  The debt was for a total of $96,000.00 due for management fees.

In addition, the Company’s Board of Directors also agreed to establish 10,000,000 stock options out of the 40,000,000 common shares reserved for issuance under the Company’s 2001 Stock Option Plan, which was approved by shareholders on July 12th, 2001, for certain directors, employees and consultants, with terms and conditions, such as exercise price, expiration dates and vesting periods being defined and agreed upon in individual Incentive Stock Option Agreements, which will be provided in a future filing. Out of the 10,000,000 stock options, 5,500,000 were established for Mr. Harmel S. Rayat and 750,000 for Mr. Jeet Sidhu, both directors of the Company.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibits are furnished as part of this report:

Exhibit 99.1 – Statement of Principal Executive Officer

Exhibit 99.2 – Statement of Principal Financial Officer

ITEM 8.  Change in Fiscal Year.

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZETA CORPORATION

/s/ Jeet Sidhu

Jeet Sidhu, Director

Date: Dec 20, 2002

EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harmel S. Rayat, state and attest that:

(1) I am the President of Zeta Corporation (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

A. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

B. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Harmel S. Rayat

Date: December 20, 2002

EXHIBIT 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

I, Harvinder Dhaliwal, state and attest that:

(1) I am the Treasurer of Zeta Corporation (the "issuer").

(2) Accompanying this certification is the Form 8-K, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), which contains financial statements.

(3) I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that based on my knowledge:

a. the periodic report containing the financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

b. the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of the issuer for the periods presented therein.

/s/ Harvinder Dhaliwal

Date: December 20, 2002